Supplement to the
Fidelity Advisor
New York Municipal Income Fund
Class A, Class T, Class B, and Class C
March 31, 2007
Prospectus

At its January 2007 meeting, the Board of Trustees approved the following modifications: (i) a decrease in the sales loads charged for purchases of Class A shares, (ii) a 0.10% increase in the Distribution and/or Service (12b-1) fee charged for Class A shares, and (iii) an increase in the sales loads charged for purchases of Class T shares. These changes will take effect on April 1, 2007. Details regarding these changes can be found below.

Effective April 1, 2007, the following information replaces the similar information found under the heading "Fee Table" in the "Fund Summary" section on page 6.

Shareholder fees (paid by the investor directly)

	Class A	Class T	Class B	Class C
Maximum sales charge (load) on purchases (as a % of offering price)A	4.00%B	4.00%C	None	None

ASNM-07-03 May 18, 2007
1.777517.113

Effective April 1, 2007, the following information replaces the similar information found under the heading "Fee Table" in the "Fund Summary" section on page 7.

Annual operating expenses (paid from class assets)

	Class A	Class T	Class B	Class C
Management fee	0.37%	0.37%	0.37%	0.37%
Distribution and/or Service (12b-1) fees	0.25%A	0.25%	0.90%	1.00%
Other expenses	0.14%	0.12%	0.16%	0.15%
Total annual class operating expensesB	0.76%	0.74%	1.43%	1.52%

A Based on historical expenses, adjusted to reflect current fees.

B FMR has voluntarily agreed to reimburse Class A, Class T, Class B, and Class C of the fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates:

Class A	Effective Date	Class T	Effective Date	Class B	Effective Date	Class C	Effective Date
0.80%	4/1/07	0.80%	8/1/02	1.45%	8/1/02	1.55%	8/1/02

These arrangements may be discontinued by FMR at any time.

Effective April 1, 2007, the following information replaces the similar information for Class A, Class T, and Class B found under the heading "Fee Table" in the "Fund Summary" section on page 7.

	Class A		Class T		Class B
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$ 475	$ 475	$ 473	$ 473	$ 646	$ 146
3 years	$ 633	$ 633	$ 627	$ 627	$ 752	$ 452
5 years	$ 805	$ 805	$ 795	$ 795	$ 982	$ 782
10 years	$ 1,305	$ 1,305	$ 1,282	$ 1,282	$ 1,445A	$ 1,445A

A Reflects conversion to Class A shares after a maximum of seven years.

Effective April 1, 2007, the following information replaces similar information found in the "Fund Distribution" section on page 32.

Sales Charges and Concessions - Class A

	Sales Charge
	As a % of offering priceA	As an approximate % of net amount investedA	Investment professional concession as % of offering price
Up to $49,999B	4.00%	4.17%	3.75%
$50,000 to $99,999	3.75%	3.90%	3.50%
$100,000 to $249,999	3.00%	3.09%	2.75%
$250,000 to $499,999	2.25%	2.30%	2.00%
$500,000 to $999,999	1.75%	1.78%	1.50%
$1,000,000 to $3,999,999	None	None	0.75%
$4,000,000 to $24,999,999	None	None	0.50%
$25,000,000 or more	None	None	0.25%

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

B Purchases of $5.00 or less will not pay a sales charge.

Effective April 1, 2007, the following information replaces similar information found in the "Fund Distribution" section on page 33.

Sales Charges and Concessions - Class T

	Sales Charge
	As a % of offering priceA	As an approximate % of net amount investedA	Investment professional concession as % of offering price
Up to $49,999	4.00%	4.17%	3.75%
$50,000 to $99,999	3.75%	3.90%	3.50%
$100,000 to $249,999	3.00%	3.09%	2.75%
$250,000 to $499,999	2.25%	2.30%	2.00%
$500,000 to $999,999	1.75%	1.78%	1.50%
$1,000,000 or more	None	None	0.25%

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Effective April 1, 2007, the following information replaces similar information found in the "Fund Distribution" section beginning on page 40.

In addition, pursuant to the Class A plan, Class A pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class A's average net assets throughout the month for providing shareholder support services.

The following information replaces the similar information found in the 3rd bullet in the "Fidelity Advisor Systematic Withdrawal Program" table on page 25.

  Aggregate redemptions per 12-month period from your account may not exceed 12% of the account value and are not subject to a CDSC; and you may set your withdrawal amount as a percentage of the value of your account or a fixed dollar amount.

The following information replaces similar CDSC waiver information found in the "Fund Distribution" section beginning on page 31.

The CDSC may be waived on the redemption of shares (applies to Class A, Class B, Class C and Class T, unless otherwise noted):

A form may be required.

1. For disability or death;

2. From employer-sponsored retirement plans (except SIMPLE IRAs, SEPs, and SARSEPs) starting the year in which age 70 1/2 is attained;

3. For minimum required distributions from Traditional IRAs, Rollover IRAs, SIMPLE IRAs, SEPs, and SARSEPs (excludes Roth accounts) starting the year in which age 70 1/2 is attained;

4. Through the Fidelity Advisor Systematic Withdrawal Program, if the amount does not exceed 12% of the account balance in a rolling 12-month period;

5. (Applicable to Class A and Class T only) Held by insurance company separate accounts;

6. (Applicable to Class A and Class T only) From an employee benefit plan (except SIMPLE IRAs, SEPs, SARSEPs and plans covering self-employed individuals and their employees) or 403(b) programs (except Fidelity Advisor 403(b) programs for which Fidelity or an affiliate serves as custodian);

7. (Applicable to Class A and Class T only) Purchased by the Fidelity Investments Charitable Gift Fund;

8. (Applicable to Class A and Class T only) On which a finder's fee was eligible to be paid to an investment professional at the time of purchase, but was not paid because payment was declined (to determine your eligibility for this CDSC waiver, please ask your investment professional if he or she received a finder's fee at the time of purchase);

9. (Applicable to Class C only) On which investment professionals did not receive a concession at the time of purchase.